J.P. Morgan Healthcare Conference Presentation January 10, 2024 Jay Duker, M.D. President and CEO ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Exhibit 99.1

Legal Disclaimers ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about the sufficiency of our existing cash resources through topline data for the Phase 3 DAVIO 3 clinical trials; our expectations regarding the timing and clinical development of our product candidates, including EYP-1901 and EYP-2301; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Committed to developing therapeutics to improve the lives of patients with serious retinal diseases

Pipeline represents multi billion-dollar opportunities using our bioerodible Durasert E™ IVT delivery technology

- **EYP-1901** – vorolanib, a selective and patented TKI in Durasert E™
  - Positive topline Phase 2 data in **wet AMD**
  - First Phase 3 trial in **wet AMD** planned to initiate in 2H 2024
  - Topline Phase 2 data in **NPDR** anticipated in Q2 2024
  - First patient dosed in Phase 2 trial in **DME**; topline data in DME anticipated in Q1 2025
- **EYP-2301 –** razuprotafib, a patented TIE-2 agonist for serious retinal diseases in Durasert E™

Durasert® - proven, safe IVT drug delivery technology

- Bioerodible Durasert E™ and non-erodible formulations
- Safely administered to thousands of patient eyes across four FDA approved products with non-erodible formulations

Strong Balance Sheet

- Over **$330M** of cash and investments on December 31, 2023
- $230M equity financing completed December 5, 2023
- Cash runway through topline data for Phase 3 wet AMD pivotal trials

IVT, intravitreal injection

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EYEPOINT PHARMACEUTICALS

Pipeline Represents Multibillion Dollar Product Opportunities

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Next Milestone
EYP-1901 – vorolanib in Durasert E™ (tyrosine kinase inhibitor)	Wet AMD	*single-dose, 6-month maintenance therapy 160 patients complete with positive Phase 2 topline data* (trial underway, through Phase 2)					EOP2 Mtg with FDA, Phase 3 initiation in 2H 2024
	NPDR	*single-dose, 9-month treatment 77 patients* (trial underway, through Phase 2)					Topline data in Q2 2024
	DME	*single-dose, 6-month treatment* (trial planned, through Phase 2)					Topline data in Q1 2025
EYP-2301 – razuprotafib in Durasert E™ (TIE-2 agonist)	serious retinal diseases	(non-clinical, through Pre-Clin)					Pre-clin tox and PK data in 2024
Complement inhibition	GA	(non-clinical, Discovery)					Potential product candidate in 2024

non-clinical | *trial planned* | *trial underway*

wet AMD, wet age-related macular degeneration; EOP2, End of Phase 2; FPI, first patient in; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; GA, geographic atrophy

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

Durasert - Intravitreal Sustained-Release Drug Delivery

TECHNOLOGY
DURASERT®



Safe, Sustained IVT Drug Delivery

- Delivered via a standard in-office IVT injection
- Continuous, stable release of drug
- Zero-order kinetics

Durasert E™: bioerodible

- Insert consists of drug embedded within a bioerodible matrix
- Designed to deplete drug load before matrix fully erodes

Durasert®: non-erodible

- Drug embedded within a bioerodible matrix covered with non-erodible polyimide shell:
  - YUTIQ®[1]
  - ILUVIEN®[1]
  - RETISERT®[2]
  - VITRASERT®[2]

1- licensed to Alimera; 2 – licensed to Bausch and Lomb

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
5

Vorolanib Brings a Potential New MOA to the Treatment of VEGF-Mediated Retinal Diseases by Blocking all Isoforms of VEFG and PDGF

- Potent and selective pan–VEGF receptor inhibition
- Composition of matter patent into 2037 (potential patent term extension to 2042)
- Demonstrated neuroprotection in a validated retinal detachment animal model
- Blocks PDGF which may lead to antifibrotic benefit
- Reduced off-target binding - does not inhibit TIE-2 at clinically relevant doses


ANG2
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
ANG1
PDGF
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGFR
Vorolanib
Blood vessel stability
ANGIOGENESIS, permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Endothelial cell
Pericyte

SoC, standard of care; ANG, angiopoietin; PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TIE-2, tyrosine-protein kinase receptor TIE-2; VEGF(R), vascular endothelial growth factor (receptor).

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EYEPOINT PHARMACEUTICALS

EYP-1901: Receptor Binding Vorolanib In Bioerodible Durasert E™

Each insert ~1/5000 of vitreous volume



- Delivered in the physician office via standard intravitreal injection technique
- **Immediately** bioavailable featuring an initial burst of drug followed by zero order kinetics release for ~9 months
- **Positive efficacy** data in wet AMD from Phase 1 DAVIO and Phase 2 DAVIO 2 clinical trials
- **Favorable safety** data in ongoing Phase 2 clinical trials
- Shipped and stored at **ambient temperature**

IVEGF – vascular endothelial growth factor: AMD – age related macular degeneration;

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EYEPOINT PHARMACEUTICALS

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Clinical Trial Topline Results A NON-INFERIORITY TRIAL VERSUS AN AFLIBERCEPT CONTROL

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. The DAVIO 2 Clinical Trial A non-inferiority trial evaluating two doses of EYP-1901 against an aflibercept control in wet AMD The DAVIO 2 clinical trial was designed to evaluate EYP-1901 in wet AMD and support Phase 3 clinical trials based on a Type C meeting with FDA Design: Multi-center, randomized, double-masked trial in patients with previously treated wet AMD Anti-VEGF supplement criteria: 5 letter loss with 75 microns of new fluid Other criteria 10 letter loss due to wet AMD 100 microns new fluid x 2 visits New retinal hemorrhage from wet AMD Investigator discretion Primary outcome: difference in mean change in BCVA from Day 1 to Week 28 and 32 (blended) Key secondary endpoints: safety, reduction in treatment burden, percent of eyes supplement-free up to six months and anatomical results

DAVIO 2 Clinical Trial is Randomized, Double-Masked, Aflibercept Controlled* with a Single EYP-1901 Treatment at Two Doses


-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901
2mg low dose
n=53
EYP-1901
3mg high dose
n=54
Aflibercept
2mg q8W
n=54
RANDOMIZATION
AFLIBERCEPT q8W
EYP-1901/AFLIBERCEPT
1 ENDPOINT BLEND W28
AND W32; UNMASK W32

- REQUIRED AFLIBERCEPT INJECTION VISIT
- VISIT SCHEDULED
- EYP-1901 DOSE
- SHAM INJECTION FOR MASKING

*Aflibercept on-label control required by FDA

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DAVIO 2 Patient Baseline Characteristics Well Balanced Across Arms ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Aflibercept 2mg q8W (n=54) EYP-1901 2mg (n=50) EYP-1901 3mg (n=52) Mean age, years (range) 75.9 (52-93) 76.4 (61-93) 75.4 (56-89) Female, % 53.7% 64.0% 67.3% Mean BCVA, ETDRS letters (range) 73.4 (41-85) 73.9 (52-84) 74.9 (46-85) Mean CST, μm (range) 265.7 (178-348) 267.0 (192-400) 262.9 (186-345) Median length of time for wet AMD diagnosis prior to screening, months (range) 28.1 (2.4-273.6) 24.2 (2.4-168.0) 28.1 (2.4-145.2) Mean # of injections normalized to 12 months prior to screening (range) 9.5 (2.0-12.0) 10.1 (2.0-13.0) 10.0 (2.0-13.3) PRELIMINARY DATA – PENDING FINAL ANALYSIS

EYP-1901 Phase 2 DAVIO 2 Clinical Trial Met All Objectives ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 1. As of November 7, 2023 data cut PRELIMINARY DATA – PENDING FINAL ANALYSIS Endpoint Achieved Endpoint? 2mg 3mg Primary: Non-inferior change in BCVA vs. aflibercept - 0.3 letters - 0.4 letters Secondary: Favorable safety profile1 No EYP-1901 related SAEs Secondary: Reduction in Treatment Burden vs. 6 mos prior 89% 85% Secondary: Reduction in Treatment Burden vs. aflibercept 83% 79% Secondary: Supplement-free up to 6 months 65% 88% of eyes had 0 or only 1 supplemental injections 64% 83% of eyes had 0 or only 1 supplemental injections Secondary: Anatomical control vs aflibercept +9.7um +5.2um

DAVIO 2 Achieved Primary Endpoint of Non-Inferiority Change in Visual Acuity in Both EYP-1901 Arms; Statistically and Numerically Non-Inferior to Control (95% CI)

	EYP-1901 2mg	EYP-1901 3mg	Aflibercept 2mg q8W
Change in BCVA* vs. Baseline	+ 1.0 letters	+ 0.9 letters	+ 1.3 letters
Difference vs. Aflibercept Control	**- 0.3 letters**	**- 0.4 letters**	NA
Statistics	NI (95% CI)	NI (95% CI)	NA

Non-inferiority Margin = - 4.5 letters per FDA guidance

In the Pulsar trial, HD Eylea (16-week 8mg arm) change in BCVA vs. 2mg Eylea was -1.4 letters[1]

*Blended week 28 and week 32
1 – AAO 2022 presentation, Paolo Lanzetta, on behalf of the PULSAR study investigators
NI, Non-inferior; CI, Confidence Interval
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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EYEPOINT PHARMACEUTICALS

EYP-1901 was Statistically Non-Inferior in Change in BCVA Compared to the Aflibercept Control (95% CI)

MEAN CHANGE IN BCVA FROM BASELINE



15
10
5
0
-5
-10
-15
Change in ETRDS letters
Randomization
Month 1
Month 2
(EYP-1901 insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
+1.3*
+1.0*
+0.9*
EYP-1901 2mg (N=48)
EYP-1901 3mg (N=52)
aflibercept control (N=53)

Diff vs. Aflibercept Control	
EYP-1901 2mg	- 0.3*
EYP 1901 3mg	- 0.4*

In the Pulsar trial, HD Eylea (16-week 8mg arm) change in BCVA vs. 2mg Eylea was -1.4 letters[1]

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after first EYP-1901 injection
1 – AAO 2022 presentation, Paolo Lanzetta, on behalf of the PULSAR study investigators
CI, Confidence Interval
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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EYEPOINT PHARMACEUTICALS

EYP-1901 Demonstrated a Favorable Safety Profile in the Phase 2 DAVIO 2 Clinical Trial[1]

- No reported EYP-1901-related ocular or systemic SAEs
  - Four ocular SAEs reported in a study eye – none deemed EYP-1901 related[2]
- >97% of AEs reported were mild (Grade 1 or 2) and generally expected with IVT
- No insert migration into the anterior chamber
- No retinal occlusive vasculitis
- Low patient discontinuation rate of 4% up to week 32
  - No discontinuations were related to EYP-1901 treatment

SAE, serious adverse event; AE, adverse event; IVT, intravitreal injection
PRELIMINARY DATA CUT– PENDING FINAL ANALYSIS

1- As of November 7, 2023 data cut
2- as deemed by the investigator

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EYEPOINT PHARMACEUTICALS

In the Phase 2 DAVIO 2 Trial the Reported SAEs Occurred After an Aflibercept Injection or Paracentesis and Were Deemed Unrelated to EYP-1901[1]

Four ocular SAEs reported in study eyes – all determined to be unrelated to EYP-1901[2]

1. Retinal detachment at week 1; **one week after initial aflibercept injection**, prior to EYP-1901 injection
2. Bacterial endophthalmitis at week 32; two days after **anterior chamber paracentesis** in a patient using CPAP
3. Non-infectious endophthalmitis at week 29; **seven days after aflibercept injection**
4. Retinal tears at week 36; **four weeks after aflibercept injection**

SAE, serious adverse event; CPAP, continuous positive airway pressure
PRELIMINARY DATA CUT– PENDING FINAL ANALYSIS

1- As of November 7, 2023 data cut
2- As deemed by the investigator

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYP-1901 was Well Tolerated - AE’s Generally Mild and Self-Limiting Through Six Months ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. SAE, serious adverse event; AE, adverse event PRELIMINARY DATA CUT– PENDING FINAL ANALYSIS Data as of November 7, 2023 data cut 1- as deemed by the investigator N (%) Aflibercept 2mg q8W (n=54) EYP-1901 2mg (n=53) EYP-1901 3mg (n=53) Study eyes with AEs 20 (37.0%) 30 (56.6%) 29 (54.7%) Study eyes with ≥1 treatment-related ocular AE1 0 (0.0%) 0 (0.0%) 0 (0.0%) Ocular AEs reported in ≥5% of study eyes: Worsening wet AMD 2 (3.7%) 7 (13.2%) 6 (11.3%) Conjunctival hemorrhage 2 (3.7%) 6 (11.3%) 3 (5.7%) Vitreous floaters 0 (0%) 3 (5.7%) 4 (7.5%) Retinal hemorrhage 1 (1.9%) 1 (1.9%) 5 (9.4%) Cataract 3 (5.6%) 2 (3.8%) 3 (5.7%) Eye pain 1 (1.9%) 2 (3.8%) 3 (5.7%) Vitreous detachment 2 (3.7%) 3 (5.7%) 2 (3.8%) Subretinal fluid 1 (1.9%) 3 (5.7%) 0 (0.0%)

In DAVIO 2, the Safety Profile of EYP-1901 was Comparable with the Safety Profile of Intravitreal Anti-VEGF Therapies

N (%)	VABYSMO (faricimab)		HD EYLEA (aflibercept 8mg)
	AVENUE*[1] N=262	STAIRWAY*[2] N=71	CANDELA[3] (Treatment-emergent AEs only)** N=106
Study eyes with ocular AEs	125 (47.7%)	28 (39.4%)	40 (37.7%)
Study eyes with serious ocular AEs	5 (1.9%)	0 (0.0%)	3 (2.8%)

*Multiple occurrences of the same event in one individual counted only once. In the AVENUE study, 214 (81.7%) participants experienced at least one adverse event during the study. In the STAIRWAY study, 54 (76.1%) of participants experiences at least one adverse event during the study.
**Data reflects treatment-emergent AEs only. Overall AEs not reported.

Sources: 1. Jama Ophthalmology, *Safety and Efficacy of Different Doses and Regimens of Faricimab vs Ranibizumab in Neovascular Age-Related Macular Degeneration,* Jayashree Sahni, MBBS, MD; Pravin U. Dugel, MD; Sunil S. Patel, MD, PhD; et al. 2. Jama Ophthalmology, *Efficacy of Every Four Monthly and Quarterly Dosing of Faricimab vs Ranibizumab in Neovascular Age-Related Macular Degeneration,* Arshad M. Khanani, MD, MA; Sunil S. Patel, MD, PhD; Philip J. Ferrone, MD; et al. 3. Jama Ophthalmology, *Effect of High-Dose Intravitreal Aflibercept, 8 mg, in Patients With Neovascular Age-Related Macular Degeneration,* Charles C. Wykoff, MD, PhD[1]; David M. Brown, MD[1]; Kimberly Reed, OD[2]; et al.

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• ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYP-1901 Continues to Show a Favorable Safety Profile Across Multiple Clinical Trials

Summary:

DAVIO (Phase 1):	17 patients treated
DAVIO 2 (Phase 2)[1]:	102 patients treated
PAVIA (Phase 2)[1]:	~51 patients treated

~170 treated patients with a minimum of six months post EYP-1901 injection with no EYP-1901-related ocular or systemic SAE's

Data as of Nov. 7th 2023 data cut
1-Data are preliminary pending study completion and final report.
SAE, serious adverse event

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EYEPOINT PHARMACEUTICALS

Clinically Meaningful Reduction in Treatment Burden Supports EYP-1901 as a Maintenance Treatment For Wet AMD ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *Normalized PRELIMINARY DATA – PENDING FINAL ANALYSIS EYP-1901 2mg EYP-1901 3mg Mean number of injections week 8 through week 32 0.55 0.71 Mean number of injections 6 months prior to screening* 5.07 4.98 Reduction in treatment burden vs. 6 months prior (%) 89% 85%

EYP-1901 Demonstrated a Meaningful Reduction in Treatment Burden vs. the Aflibercept Control Arm

	EYP-1901 2mg	EYP-1901 3mg	Aflibercept 2mg q8W
Mean number of injections week 8 through week 32	0.55	0.71	3.32
Reduction in treatment burden vs. aflibercept control (%)	**83%**	**79%**	**NA**

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS.

EyePoint Pharmaceuticals

EYP-1901 Demonstrated Clinically Meaningful Supplement-Free Rates ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRELIMINARY DATA – PENDING FINAL ANALYSIS EYP-1901 2MG EYP-1901 3mg Supplement-Free Rates 65% 88% of eyes had 0 or only 1 supplemental injections 64% 83% of eyes had 0 or only 1 supplemental injections Percent of Patients Supplement-Free up to Six Months After Administration of EYP-1901

Nearly Two-Thirds of Eyes Treated with EYP-1901 were Supplement-Free up to Six Months After a Single Injection ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *First visit patients are eligible to be rescued **Month 8 represents 6 months post EYP-1901 injection PRELIMINARY DATA – PENDING FINAL ANALYSIS 100% Summary of Supplement-Free Rates by Month 100%

Stable Anatomy via OCT in EYP-1901 Arms

	EYP-1901 2mg	EYP-1901 3mg	Aflibercept 2mg q8W
Baseline CST (mean)	262.9	267.0	265.7
Change in OCT at Week 32 vs. Baseline	+ 15.1 microns	+ 10.6 microns	+ 5.4 microns
Difference vs. Aflibercept Control	**+ 9.7 microns**	**+ 5.2 microns**	**NA**

- Based on market research, CST within approximately 30-50 microns is an acceptable range for the potential adoption of a new treatment
- The standard deviation on the measure is 10 microns; anything under 10 microns is within the margin of error

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PRELIMINARY DATA – PENDING FINAL ANALYSIS

EYEPOINT PHARMACEUTICALS

Data from DAVIO 2 Suggests Strong Anatomic Control with OCT Change Below 10 microns at Week 32 Compared to the Aflibercept Control


MEAN CHANGE IN CST
Diff vs. Aflibercept Control
EYP-1901 2mg + 9.7 um
EYP 1901 3mg + 5.2 um
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2
(EYP-1901 insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
+15.1 um
+10.6 um
+5.4 um
EYP-1901 2mg (N=48)
EYP-1901 3mg (N=52)
aflibercept control (N=53)

*Month 8 represents 6 months after first EYP-1901 injection
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Sub-Group Analysis of Patients Anti-VEGF Supplement-Free Up to 6 Months

EYP-1901 Demonstrated Numerical Superiority in Change in BCVA in Sub-Group Analysis of Patients Supplement-Free Up to 6 Months

SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN BCVA FROM BASELINE


Diff vs. Aflibercept Control
EYP-1901 2mg + 0.6*
EYP 1901 3mg + 0.1*
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Randomization
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
+2.4*
+1.9*
+1.8*
2mg Sub-Group (N=31)
3mg Sub-Group (N=33)
aflibercept control Sub-Group (N=50)

*Blended week 28 and week 32 change vs. baseline
CI, Confidence Interval
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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• ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Strong Anatomic Control in Patients with No Supplement Up to Month 8 with OCT Change Below 10 microns Compared to the Aflibercept Control


SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE
UP TO SIX MONTHS MEAN CHANGE IN CST
Diff vs. Aflibercept Control
EYP-1901 2mg + 7.0 um
EYP 1901 3mg + 0.6 um
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2
(EYP-1901 insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
+15.0 um
+8.6 um
+8.0 um
EYP-1901 2mg sub-group (N=31)
EYP-1901 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

28 • ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 1. As of November 7, 2023 data cut *vs. mean number of injections normalized 6 months prior to screening PRELIMINARY DATA – PENDING FINAL ANALYSIS Endpoint DAVIO 2 Topline DAVIO 2 Lower Limit (as included in November deck) Mean change in BCVA vs. aflibercept control - 0.3 letters (EYP-1901 2mg) - 0.4 letters (EYP-1901 3mg) Statistically non-inferior (CI 95%) < - 3.0 letters (potentially underpowered) Safety No reported EYP-1901-related ocular SAEs1 No reported EYP-1901- related systemic SAEs1 Favorable safety profile Reduction in treatment burden 89% (EYP-1901 2mg)* 85% (EYP-1901 3mg)* 50% or better Supplement-free rate 65% (EYP-1901 2mg), 88% 0-1 supplements 64% (EYP-1901 3mg), 83% 0-1 supplements 50% or better Mean change in CST on OCT + 15.1 microns (EYP-1901 2mg) + 10.6 microns (EYP-1901 3mg) Within ~30 microns EYP-1901 Phase 2 DAVIO 2 Clinical Trial Met All Primary and Secondary Endpoints

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Preliminary Phase 3 Pivotal Trial Overview A NON-INFERIORITY TRIAL VERSUS AN AFLIBERCEPT CONTROL

Positive DAVIO 2 Data Supports Advancement to Non-Inferiority Phase 3 Pivotal Trials in Wet AMD

- DAVIO 2 and Phase 3 Pivotal trials plans were **informed by Type C meeting with FDA** and consistent with subsequent wet AMD draft guidance for non-inferiority clinical trials
- The Phase 3 **non-inferiority trial** design is similar to DAVIO 2 except:
  - **Reinjection** of EYP-1901 at six-month intervals
  - Primary efficacy endpoint at **12 months blended** (basis of NDA submission)
  - Safety monitored for up to 24 months; NDA submission planned with 12-month safety data
  - Aflibercept control arm dosed for initial 12 months only
- Two registration trials: parallel US and OUS
  - DAVIO 2 statistics with high CI suggests **meaningfully smaller sized and lower cost** Phase 3 trials
  - EYP-1901 dosing likely 1 or 2 inserts (vs 2 or 3 in DAVIO 2)
- Initiation of the first pivotal trial anticipated in **2H 2024**

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FDA, Food and Drug Administration; NDA, New Drug Application; OUS, outside the United States; CI, confidence interval

EyePoint Pharmaceuticals

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-1901 Wet AMD Non-Inferiority Phase 3 Trial Concept: Randomized, Double-Masked, Aflibercept Control – 12 Month Endpoint Screening Day 1 Wk 4 Wk 8 Wk 12 Wk 16 Wk 20 Wk 24 Wk 28 Wk 32 Wk 36 Wk 40 Wk 44 Wk 48 Wk 52 Wk 56 Wk 60-76 Wk 80 Wk 84-92 Wk 96 EOS EYP-1901 low dose EYP-1901 high dose Aflibercept q8W Primary Endpoint Blend Wk 52 and 56 Randomization Aflibercept 2mg q8W Key Endpoints Primary endpoint: Mean change in BCVA at W52 and W56 Non-inferiority margin 4.5 letters Key secondary endpoints: Safety Anti-VEGF injection burden reduction Supplement-free rate up to week 56 CST change EYP-1901 IVT dosing Per Protocol Scheduled Visits/Assessments Per Protocol aflibercept intravitreal injection Sham injection

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-1901: vorolanib in Durasert E™ NON-PROLIFERATIVE DIABETIC RETINOPATHY (NPDR) – Phase 2 PAVIA clinical trial

EYP-1901 Phase 2 PAVIA Clinical Trial is a Randomized Double-Masked, EYP-1901 Single Injection with Sham Control as a 9-Month Treatment in NPDR



-D21 to –D5
D1
W4
W12
W24
W36
W48
EYP-1901
2mg low dose
EYP-1901
3mg high dose
Control Sham
Fully enrolled with 77 patients; topline data anticipated in Q2 2024
RANDOMIZATION
EYP-1901
1 ENDPOINT UNMASK DATA
EYP-1901 DOSING
VISIT SCHEDULED
SHAM INJECTION

- Moderately severe to severe NPDR patients enrolled
- Primary endpoint is **≥2 step DRSS improvement score at week 36**
- Secondary endpoints:
  - Reduction in vision-threatening complications
  - DME occurrence and/or proliferative disease
  - Retinal ischemia
  - Safety

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DRSS – diabetic retinopathy severity score

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 1- As of October 1, 2023 data cut off Key findings: No drug-related ocular SAEs No drug-related systemic SAEs Two ocular SAEs, deemed not EYP-1901 related by investigators: Hemorrhagic posterior vitreous detachment (PVD) in a study eye eight-weeks after dosing Macular edema leading to vision loss in the non-study fellow eye PAVIA Masked Safety Summary 1 Topline data anticipated in Q2 2024

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-1901: vorolanib in Durasert E™ Phase 2 VERONA clinical trial IN Diabetic Macular Edema (DME)

Phase 2 VERONA Clinical Trial is a Randomized, Open-Label, Aflibercept Controlled Trial with a Single EYP-1901 Injection


PRIMARY ENDPOINT
-D28 to -D7
D1
W4
W8
W12
W16
W20
W24
EYP-1901 low dose (n=10)
EYP-1901 high dose (n=10)
Aflibercept 2mg single injection (n=5)
First patient dosed; topline data anticipated in Q1 2025
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRESPECIFIED CRITERIA
AFLIBERCEPT INJECTION
EYP-1901 DOSING
SHAM INJECTION
VISIT SCHEDULED

- Potential 6-month treatment in previously treated DME patients
- Objectives:
  - Evaluate the safety and efficacy of two doses of EYP-1901 in the DME patient population
  - Collect dose-ranging data to inform future clinical trials
- Primary endpoint: time to supplemental anti-VEGF injection up to week 24
- Secondary endpoints: Change in BCVA vs. aflibercept control, stable anatomical outcome as measured by OCT, DRSS over time

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EYEPOINT PHARMACEUTICALS

VERONA Primary Endpoint: Time to Supplemental Injection up to Week 24 – Supplement Criteria

Starting at Week 4:

- Reduction in BCVA ≥10 letters due to DME[1]
- Reduction in BCVA of 5-9 letters **and** >75 microns of new fluid at two consecutive visits[1]
- Increase of ≥100 microns of new fluid vs. Baseline (Day 1)[2]
- Investigator discretion

Starting at Week 12:

- Lack of 10% reduction in CST compared to Baseline (Day 1)

1. vs. best on study measurement; 2. as measured by Spectral domain OCT (SD-OCT)
BCVA, best corrected visual acuity; CST, central subfield thickness

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-2301: razuprotafib in Durasert E™ A sustained delivery tie-2 agonist for severe retinal diseases

EYP-2301: Razuprotafib in Durasert E™ is Being Developed as a Sustained Delivery Treatment for Serious Retinal Diseases

EYP-2301 targets vascular endothelial protein tyrosine phosphatase (VE-PTP) to promote TIE-2 activation and maintain vascular stability in the retina

- Tie-2 activation combined with VEGF inhibition has the potential to **enhance efficacy and extend durability**[1] of treatment
- In the retina, activated TIE-2 controls endothelial cell proliferation, barrier function and intercellular contacts, **stabilizing vessels and the blood-retinal barrier**[2]
- Razuprotafib (f/k/a AKB-9778) delivered subcutaneously was previously studied demonstrating preclinical and **clinical proof of concept** in posterior segment disease[3,4]



ANG2
VE-PTP
Blood vessel lumen
Intracellular space
P
P
EYP-2301

1. Heier et al. Retina, 2021;41:1-19. and Joussen et al. Eye 2021; 35:1305-1316.; 2. Hammes, et. Al – Diabetes.2011 Jan 1; 3. Shen et al. JCI, 2014; 124:4564; 4. Campochiaro et al. Ophthalmology, 2016; 123:1722-1730

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©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT PHARMACEUTICALS

©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Solid balance sheet and cash runway through topline data of Phase 3 trials for EYP-1901 in wet AMD Strong Cash Position Over $330M of cash and investments on December 31, 2023 $230M equity financing completed December 5, 2023 Multiple key data and value inflection points within the next 12 months

Continued Execution And Well Funded Through Key EYP-1901 Milestones ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-1901 Corporate ✓ DAVIO 2 enrollment complete Q1 2023 ✓ PAVIA enrollment complete Q2 2023 ✓ DAVIO 2 topline data December 2023 ✓ VERONA - DME Phase 2 Trial initiation Q1 2024 EOP2 meeting with FDA for wet AMD March/April 2024 PAVIA topline data Q2 2024 First wet AMD Phase 3 trial initiation 2H 2024 VERONA topline data Q1 2025 ✓ YUTIQ transacted for $82.5M plus royalties Q2 2023 ✓ Debt retired and cash runway extended into 2025 Q2 2023 ✓ Oversubscribed $230M equity financing closed December 2023

J.P. Morgan Healthcare Conference Presentation January 10, 2024 Jay Duker, M.D. President and CEO ©2023 EyePoint Pharmaceuticals, Inc. All Rights Reserved.